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                       Limited Term Tax-Exempt Bond Fund
                                   of America
                             333 South Hope Street
                         Los Angeles, California 90071
                              Phone (213) 486-9200


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

BRENDA S. ELLERIN, President and PEO, and SHARON G. MOSELEY, Treasurer of Limited Term Tax-Exempt Bond Fund of America (the "Registrant"), each certify to the best of her knowledge that:

1) The Registrant's periodic report on Form N-CSR for the period ended July 31, 2005 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2) The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Principal Executive Officer                    Principal Financial Officer

LIMITED TERM TAX-EXEMPT BOND                   LIMITED TERM TAX-EXEMPT BOND
FUND OF AMERICA                                FUND OF AMERICA


/s/ Brenda S. Ellerin                          /s/ Sharon G. Moseley
----------------------------                   ----------------------------
Brenda S. Ellerin, President                   Sharon G. Moseley, Treasurer

Date: October 7, 2005                          Date: October 7, 2005


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA and will be retained by LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR filed with the Commission.